EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Nova Communications Ltd. ("Company") on Form 10-KSB for the period ended December 31, 2003 ("Report") I, Kenneth D. Owen, President of the Company, certify that to the best of my knowledge:

         (1) The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:________________,2004.

                                                -------------------------------
                                                Kenneth D. Owen
                                                President and CEO